               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

            SALOMON BROTHERS WORLDWIDE INCOME FUND INC
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 26, 2004

To the Stockholders:

    The Annual Meeting of Stockholders (the 'Meeting') of Salomon Brothers Worldwide Income Fund Inc. (the 'Fund') will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Friday, February 27, 2004 at 4 p.m., New York time, for the purposes of considering and voting upon the following:

        1. The election of Directors (Proposal 1); and

        2. Any other business that may properly come before the Meeting.

    The close of business on December 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                          Robert I. Frenkel
                                          Secretary


--------------------------------------------------------------------------------

    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                  VALID SIGNATURE
                      ------------                                  ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.............................................  ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.............................................  John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer...................  John Doe
(4) ABC Corp. Profit Sharing Plan........................  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.................  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr.
  UGMA...................................................  John B. Smith
(2) John B. Smith........................................  John B. Smith, Jr., Executor

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC.
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ------------------

                                PROXY STATEMENT

    This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Worldwide Income Fund Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Friday, February 27, 2004 at 4 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 26, 2004. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on December 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On December 26, 2003, there were 12,925,297 shares of the Fund's common stock outstanding.

   In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

    Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class II Director to hold office until the year 2006 Annual Meeting of Stockholders and two Class III Directors to hold office until the year 2007 or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the year 2005 and 2006 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

    The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Daniel P. Cronin, William R. Hutchinson and Riordan Roett are currently members of the Fund's Board of Directors; Mr. Hutchinson, however, has not been previously elected as a Director by the Fund's stockholders. Mr. Hutchinson was recommended as a nominee for election as a Director by a Director of the Fund. Each of the nominees for election has indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

    The following table provides information concerning the nominees for election as Class II and Class III Directors of the Fund:

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                                                                       COMPLEX
                                                                                     OVERSEEN BY
                           POSITION(S)    LENGTH OF                                    NOMINEE
                            HELD WITH       TERM        PRINCIPAL OCCUPATION(S)      (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE*      THE FUND       SERVED         DURING PAST 5 YEARS         THE FUND)       HELD BY NOMINEE
----------------------    -------------   ---------   ----------------------------  -------------   --------------------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEE TO SERVE AS CLASS II DIRECTOR UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

William R. Hutchinson     Director and      Since     President, WR Hutchinson            42        Associate Bank and
535 N. Michigan           Member of          2003     & Associates Inc.; formerly                   Associated Banc-Corp
Suite 1012                Audit                       Group Vice President,
Chicago, IL 60611         Committee                   Mergers and Acquisitions,
Age: 60                                               BP AMOCO

NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin          Director and      Since     Associate General Counsel,          32        None
Pfizer, Inc.              Member of          1993     Pfizer, Inc.
235 East 42nd Street      Audit and
New York, NY 10017        Nominating
Age: 57                   Committees

Dr. Riordan Roett         Director and      Since     Professor and Director,             32        The Latin American
The Johns Hopkins         Member of          1995     Latin American Studies                        Equity Fund Inc.
 University               Audit and                   Program, Paul H. Nitze
1710 Massachusetts Ave.,  Nominating                  School of Advanced
 NW                       Committees                  International Studies, The
Washington, D.C. 20036                                Johns Hopkins University.
Age: 64


    The following table provides information concerning the remaining Directors of the Fund:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                                 POSITION(S)   LENGTH OF                               DIRECTOR
                                  HELD WITH      TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE*             THE FUND     SERVED       DURING PAST 5 YEARS       THE FUND)      HELD BY DIRECTOR
----------------------          ------------  ---------   ------------------------  -------------   -------------------
CLASS I DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Leslie H. Gelb                   Director and    Since     President Emeritus and          32        Britannica.com;
The Council on Foreign           Member of        2001     Senior Board Fellow, The                  Director of
 Relations                       Audit and                 Council on Foreign                        two registered
58 East 68th Street              Nominating                Relations; formerly,                      investment
New York, NY 10021               Committees                Columnist, Deputy                         companies advised
Age: 64                                                    Editorial Page Editor                     by Advantage
                                                           and Editor, Op-Ed Page,                   Advisers, Inc.
                                                           The New York Times.                       ('Advantage').
Jeswald W. Salacuse              Director and    Since     Professor of Commercial         32        Director of two
Tufts University                 Member of        1993     Law and formerly Dean,                    registered
The Fletcher School of Law       Audit and                 The Fletcher School of                    investment
 & Diplomacy                     Nominating                Law & Diplomacy, Tufts                    companies advised
Packard Avenue                   Committees                University.                               by Advantage.
Medford, MA 02155
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Carol L. Colman                  Director and    Since     President, Colman               35        None
Colman Consulting                Member of        2002     Consulting
278 Hawley Road                  Audit and
North Salem, NY 10560            Nominating
Age: 57                          Committees

INTERESTED DIRECTOR

R. Jay Gerken**                  Chief           Since     Managing Director,             221        None
Citigroup Asset Management       Executive        2002     Citigroup Global Markets
 ('CAM')                         Officer                   Inc. ('CGM'); formerly,
399 Park Avenue                                            portfolio manager, Smith
New York, NY 10022                                         Barney Growth and Inome
Age: 52                                                    Fund (1994-2000) and
                                                           Smith Barney Allocation
                                                           Series Inc. (1996-2001).

---------

 * It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. Gerken is an 'interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because he is a Managing Director of CGM, an affiliate of SBAM, the Fund's investment adviser.

    The following table provides information concerning the dollar range(1) of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                   DOLLAR RANGE(1) OF EQUITY   AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE            SECURITIES IN THE FUND          OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
------------------------            ----------------------          ------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                                A                                            E
Daniel P. Cronin                               C                                            C
Leslie H. Gelb                                 A                                            A
William R. Hutchinson                          A                                            B
Dr. Riordan Roett                              A                                            A
Jeswald W. Salacuse                            B                                            C

INTERESTED DIRECTOR/NOMINEE

R. Jay Gerken                                  B                                            E

---------

(1) The dollar ranges are as follows: 'A' = None; 'B' = $1-$10,000;
    'C' = $10,001-$50,000; 'D' = $50,001-$100,000; 'E' = over $100,000.

    No Director or nominee for election as Director who is not an 'interested person' of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2003.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

    The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

    The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

    During the fiscal year ended October 31, 2003, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders but encourages such attendance. None of the six Directors then in office attended the Fund's 2003 annual meeting of stockholders.

    The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

    At December 26, 2003, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 12,142,398 shares, equal to approximately 94% of the outstanding shares of the Fund's common stock.

    The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. Gerken, the current executive officers of the Fund are:

                               POSITION(S) HELD    LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND      TIME SERVED                  DURING PAST 5 YEARS
-----------------------------  -----------------  -----------  ---------------------------------------------------
Peter J. Wilby                 President          Since 2002   Managing Director of CGM and SBAM since January
 CAM                           Executive Vice      1993-2002   1996.
 399 Park Avenue               President
 New York, NY 10022
 Age: 44

Andrew B. Shoup                Senior Vice        Since 2003   Director of CAM; Chief Administrative Officer of
 CAM                           President and                   mutual funds associated with Citigroup Inc.; Head
 125 Broad Street, 11th Floor  Chief                           of International Funds Administration of CAM from
 New York, NY 10004            Administrative                  2001 to 2003; Director of Global Funds
 Age: 47                       Officer                         Administration of CAM from 2000 to 2001; Head of
                                                               U.S. Citibank Funds Administration of CAM from 1998
                                                               to 2000.

James E. Craige                Executive Vice     Since 1996   Managing Director of CGM and SBAM since December
 CAM                           President                       1998; Director of CGM and SBAM since January 1998.
 399 Park Avenue
 New York, NY 10022
 Age: 36

Thomas K. Flanagan             Executive Vice     Since 1994   Managing Director of CGM and SBAM since December
 CAM                           President                       1998.
 399 Park Avenue
 New York, NY 10022
 Age: 50

Beth A. Semmel                 Executive Vice     Since 1996   Managing Director of CGM and SBAM since December
 CAM                           President                       1998. Director of CGM and SBAM since January 1996.
 399 Park Avenue
 New York, NY 10022
 Age: 42

Maureen O'Callaghan            Executive Vice     Since 1996   Managing Director, SBAM (since January 2001);
 CAM                           President                       Director and Vice President, SBAM (prior to 2001).
 399 Park Avenue
 New York, NY 10022
 Age: 39

Frances M. Guggino             Controller         Since 2002   Vice President, Citigroup Asset Management.
 CAM
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 45

Robert I. Frenkel              Secretary and      Since 2003   Managing Director and General Counsel, Global
 CAM                           Chief Legal                     Mutual Funds for CAM and its predecessor (since
 300 First Stamford Place      Officer                         1994); Secretary of Citi Fund Management Inc.;
 Stamford, CT 06902                                            Secretary of certain funds associated with
 Age: 48                                                       Citigroup Inc.; Chief Legal Officer of mutual funds
                                                               associated with Citigroup Inc.

    The Fund's Audit Committee is composed of all Directors who are not 'interested persons' of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended October 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex A.

    The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messers. Cronin, Gelb and Salacuse and Dr. Roett. Only Directors who are not 'interested persons' of the Fund as defined in the 1940 Act and who are 'independent' as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee will accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2003. The Fund adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

    The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

     whether or not the person is an 'interested person' as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

     whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     the character and integrity of the person; and

     whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                         REPORT OF THE AUDIT COMMITTEE

    Pursuant to a meeting of the Audit Committee held on December 16, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ('PwC'), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items
(i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended
October 31, 2003.

                               ADDITIONAL MATTERS

    A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

    Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended October 31, 2003 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December 31, 2002. Certain of the Directors listed below are members of the Audit and Nominating Committees of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2003 by the Fund to Mr. Gerken, who is an 'interested person' as defined in the 1940 Act.

                                                                          TOTAL COMPENSATION
                                                                          FROM THE FUND AND
                                                      AGGREGATE              OTHER FUNDS
                                                    COMPENSATION           ADVISED BY SBAM
                                                    FROM THE FUND       AND ITS AFFILIATES FOR
                                                FOR FISCAL YEAR ENDED    CALENDAR YEAR ENDED
NAME OF DIRECTORS                                     10/31/03                 12/31/02
-----------------                                     --------                 --------
                                                                           DIRECTORSHIPS(A)
Carol L. Colman...............................         $9,000                  $90,950(17)
Daniel P. Cronin..............................         $8,600                  $63,400(14)
Leslie H. Gelb................................         $7,200                  $81,700(14)
William R. Hutchinson.........................         $2,783*                 $46,750(21)
Dr. Riordan Roett.............................         $8,700                  $93,400(14)
Jeswald W. Salacuse...........................         $8,700                  $90,300(14)

---------

(A) The numbers in parentheses indicate the applicable number of directorships held by that Director for investment companies advised by SBAM and its affiliates.

 * Mr. Hutchinson became a Director of the Fund on August 1, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require Directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended October 31, 2003, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Evan Merberg inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, which has subsequently been filed.

REQUIRED VOTE

    Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

    THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE NOMINEES FOR DIRECTOR.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

    AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended October 31, 2003 were $53,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2003.

ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended October 31, 2003 were $8,500. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

 PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER STOCKHOLDER COMMUNICATIONS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 25, 2004. Any stockholder who desires to bring a proposal at the Fund's 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Worldwide Income Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from November 29, 2004 to December 29, 2004. However, if the Fund's 2005 Annual Meeting of Stockholders is held earlier than January 28, 2005 or later than April 28, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2005 Annual Meeting to the later of 60 days prior to the date of the 2005 Annual Meeting or 10 days following the public announcement of the date of the 2005 Annual Meeting.

    The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, 'Accounting Matters'). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ('CCO'). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, 'Complaint Officers'). Complaints may be submitted on an anonymous basis.

    The CCO may be contacted at:

       Citigroup Asset Management
       Compliance Department
       399 Park Avenue, 4th Floor
       New York, NY 10022

    Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

    The Fund's Audit Committee Chair may be contacted at:

       Salomon Brothers Worldwide Income Fund Inc.
       Audit Committee Chair
       c/o Robert K. Fulton, Esq.
       Stradley Ronon Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103

    Stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                               OTHER INFORMATION

    The Fund's Annual Report containing financial statements for the fiscal year ended October 31, 2003, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

    The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

    The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.



January 23, 2004

                                    ANNEX A

                            AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF JANUARY 20, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the 'Committee') of the Board of each registered investment company (the 'Fund') advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an 'Adviser') listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

     1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to

---------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
    (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

        the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
        Code).

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or 'deficiency' letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

---------
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ('Covered Service Providers') constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

    11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

    12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

    13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

    14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

    15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

    16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

    The Committee shall be composed of each Board member who has been determined not to be an 'interested person,' as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ('1940 Act'), of the Fund (the 'Independent Board Members'), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an 'audit committee financial expert,' within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

             Salomon Brothers Capital and Income Fund Inc. (SCD) *

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

       Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

         Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

             Salomon Brothers Global High Income Fund Inc. (EHI) *

           Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                 Salomon Brothers High Income Fund Inc. (HIF) *

               Salomon Brothers High Income Fund II Inc. (HIX) *

             Salomon Brothers Municipal Partners Fund Inc. (MNP) *

            Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

              Salomon Brothers Worldwide Income Fund Inc. (SBW) *

   Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *






---------
* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                    ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

    The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a 'Fund' and together, the 'Funds') shall be composed solely of Directors who are not 'interested persons' of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act') and, with respect to those Funds listed on the New York Stock Exchange, who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'). The Board of Directors of the Fund (the 'Board') shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

    The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

    In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     whether or not the person is an 'interested person' as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

     whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

     the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     the character and integrity of the person; and whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

    While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

    A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

    After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

    The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

                                                                      APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD)

             Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

            Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

              Salomon Brothers Global High Income Fund Inc. (EHI)

            Salomon Brothers Global Partners Income Fund Inc. (GDF)

                  Salomon Brothers High Income Fund Inc. (HIF)

                Salomon Brothers High Income Fund II Inc. (HIX)

              Salomon Brothers Municipal Partners Fund Inc. (MNP)

             Salomon Brothers Municipal Partners Fund II Inc. (MPT)

               Salomon Brothers Worldwide Income Fund Inc. (SBW)

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      Appendix 1


                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints R. Jay Gerken and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Worldwide Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York on Friday, February 27, 2004, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. Amajority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the Nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposals.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC.

                               February 27, 2004

                        Please date, sign and mail
                          your proxy card in the
                         envelope provided as soon
                                as possible.

     Please detach along perforated line and mail in the envelope provided.
-------------------------------------------------------------------------------

_______________________________________________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
_______________________________________________________________________________

1. Election of Directors:

                          NOMINEES:

[ ]  FOR ALL NOMINEES     o  Daniel P. Cronin
                          o  William R. Hutchinson
                          o  Dr. Riordan Roett

[ ]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)





INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
_______________________________________________________________________________





_______________________________________________________________________________

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [ ]
changes to the registered name(s) on the account may not be submitted via this method.
_______________________________________________________________________________


2. Any other business that may properly come before the Meeting.

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
Envelope.



                             I will be attending the Meeting [ ]


Signature of Stockholder___________________________     Date:_________________

Signature of Stockholder___________________________     Date:_________________


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.